Prospectus Supplement dated May 1, 2014
Prospectus Form #
Product Name	Prospectus Date	National	New York
RiverSource Retirement Advisor Variable Annuity® — NY	April 29, 2013		S-6471 L (4/13)

RiverSource Retirement Advisor Advantage® Variable Annuity/ Retirement Advisor Select® Variable Annuity — NY	April 29, 2013		S-6410 N (4/13)

RiverSource Retirement Advisor Variable Annuity® — Band 3	May 1, 2009	S-6477 N (5/09)

RiverSource Retirement Advisor Advantage Variable Annuity® — Band 3	May 1, 2009	S-6407 K (5/09)

This supplement describes additional underlying funds that will be offered under variable annuity contracts (the “Contracts”) described above. Please retain this supplement with your latest printed prospectus for future reference.

Effective on or about June 30, 2014*, the following additional underlying funds will be available under your Contract:

•	Columbia Variable Portfolio — Limited Duration Credit Fund (Class 2),

•	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio — Advisor Class,

•	Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (Class S),

•	Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2)**,

•	Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2)**, and

•	Variable Portfolio — Wells Fargo Short Duration Government Fund (Class 2)

* Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2) and Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2) will be available effective on the later of June 30, 2014 or the effective date the registration statement for the funds becomes effective.

** As of the date of this supplement, a registration statement for Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2) and Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2) has been filed with the Securities and Exchange Commission (SEC), but is not yet effective. Shares of these two funds may not be sold or purchased prior to the effective date of the funds’ registration statement.

The information in this supplement regarding these two funds is not complete and is subject to change prior to the funds’ registration statement becoming effective. After the funds’ registration statement becomes effective, for a free copy of the funds’ prospectus, call 800-345-6611. Read the prospectus carefully before you invest.

In conjunction with changes described above, the following revisions are made in your prospectus. All changes described below are effective on or about June 30, 2014.

I.	The table entitled “Annual Operating Expenses of the Funds” in the “Expense Summary” section in your prospectus is hereby amended to include the new underlying funds.

ANNUAL OPERATING EXPENSES OF THE FUNDS

The table below describes the operating expenses of the funds that you may pay periodically during the time that you own the policy. The table shows the total annual operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total annual operating expenses of each fund*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

		Distribution		Acquired	Gross
		and/or	Other	fund	total
	Management	Service 12b-1	expenses	fees and	annual
Fund name	fees(%)	fees(%)	(%)	expenses(%)**	expenses(%)
Columbia Variable Portfolio — Limited Duration Credit Fund (Class 2)	0.46	0.25	0.13	—	0.84

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio — Advisor Class	0.15	0.40	1.39	0.90	2.84(1)

Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (Class S)	2.00	0.25	1.74	0.04	4.03(2)

Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2)***	0.02	0.25	0.25	0.64	1.16(3),(4)

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2)***	0.02	0.25	0.25	0.64	1.16(3),(4)

Variable Portfolio — Wells Fargo Short Duration Government Fund (Class 2)	0.46	0.25	0.13	—	0.84

* The Funds provided the information on their expenses and we have not independently verified the information. Total operating expenses for Columbia Variable Portfolio — Limited Duration Credit Fund (Class 2) and Variable Portfolio — Wells Fargo Short Duration Government Fund (Class 2) are for the fiscal year ended Dec. 31, 2013.

** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

*** For these underlying funds, a registration statement has been filed with the SEC but is not effective as of the date of this supplement. These funds are not available for purchase until their respective registration statements become effective. The expenses, investment objective, and investment advisor provided by these funds are the most recently available and may be subject to change prior to the funds’ registration statement becoming effective.

(1)     The Portfolio’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year. In addition, the Investment Adviser has agreed to (i) waive all of its Management Fees, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.204% of the Portfolio’s average daily net assets. Each arrangement will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. After fee waivers and reimbursements, net expenses would be 1.52%.

(2)     Other expenses, which include dividend and interest expenses relating to short sales, are based on estimated expenses for the current fiscal year; actual expenses may vary. In addition, Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses related to short sales, and extraordinary expenses, if any) are limited to 2.40% of average net assets. This undertaking lasts until 12/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 2.40% of the average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense. After fee waivers and/or reimbursements, net expenses would be 2.73%.

(3)     Management fees and other expenses are based on estimated amounts for the Fund’s current fiscal year. In addition, acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

(4)     Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes and extraordinary expenses) until April 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.04% for Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2) and 1.04% Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2).

II.	The section in your prospectus titled “The Funds” is hereby amended to include description for the new underlying funds as follows:

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio — Limited Duration Credit Fund (Class 2)	Seeks level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio — Advisor Class	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Management LLC is the Fund’s investment manager. NB Alternative Investment Management LLC is the Fund’s investment adviser.
Variable Portfolio — Multi-Manager Diversified Income Fund (Class 2)	Seeks a high level of current income, with capital preservation as a secondary objective.	Columbia Management Investment Advisers, LLC
Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (Class 2)	Seeks total return while adapting to interest rate, credit and inflation environments.	Columbia Management Investment Advisers, LLC
Variable Portfolio — Wells Fargo Short Duration Government Fund (Class 2)	Seeks to provide current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6471-5 A (5/14)

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